UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 17, 2007

Bar Harbor Bankshares
(Exact Name of Registrant as Specified in Its Charter)

Maine
(State or Other Jurisdiction of Incorporation)

841105-D                            01-0393663
(Commission File Number) (IRS Employer Identification No.)

P.O. Box 400
Main Street, Bar Harbor, ME      04609-0400
(Address of Principal Executive Offices) (Zip Code)

(207) 288-3314
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Bar Harbor Bankshares issued a press release announcing, that its Board of Directors has declared a cash dividend of 24.5 cents per share of common stock for the quarter ended September 30, 2007. The quarterly dividend will be payable to all shareholders of record as of the close of business November 16, 2007, and will be paid on December 15, 2007. A copy of the Company’s press release is filed with this current report as an exhibit.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

                        (a)   Not Applicable
                        (b)   Not Applicable
                        (c)   Not Applicable

                        (d)   Exhibits No. Description

                                99.1   Copy of Company’s press release dated October 16, 2007 filed herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2007

BAR HARBOR BANKSHARES

 /s/Gerald Shencavitz

Gerald Shencavitz
Chief Financial Officer